SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 31, 2001
                                  -------------
                Date of report (Date of earliest event reported)


                                 DECORIZE, INC.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       333-88083                                            49-1931810
---------------------------                   ----------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


211 S. Union Street, Suite F, Springfield, Missouri               65802
---------------------------------------------------               -----
(Address of Principal Executive Offices)                        (Zip Code)


                                 (417) 879-3326
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                    FORM 8-K

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         By letter dated July 31, 2001, Decorize, Inc. (the "Company") received notice from its independent accountant, Malone & Bailey PLLC (the "Former Accountant") that the client-auditor relationship between the Company and the Accountant has ceased. During the Company's first fiscal year (July 14, 1999 - June 30, 2000) and any subsequent interim period preceding such resignation, the Company had no disagreement with its Former Accountant on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused the accountant to make reference in its report upon the subject matter of disagreement. The Former Accountant previously issued a report dated July 10, 2000 on the financial statements of the Company as of and for the year ended June 30, 2000. The report did not contain an adverse opinion or disclaimer of opinion or qualification as to audit scope or accounting principle.

         The Company has engaged the firm of Kirkpatrick, Phillips & Miller, Certified Public Accountants, a Professional Corporation, as its new independent accounting firm.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         16.1 Letter, dated July 31, 2001, from Malone & Bailey PLLC to the Registrant regarding resignation of certifying accountant.

         16.2 Letter, dated July 31, 2001, from Malone & Bailey PLLC regarding agreement with Item 4.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DECORIZE, INC.



Date:   July 31, 2001                       By:   /s/ Jon Baker
                                                ---------------------
                                                  Jon Baker, CEO

                                       2